UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 30, 2003

                 Date of Earliest Event Reported: June 30, 2003


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                        VIRGINIA                        54-1387365
             (State or other jurisdiction of          (I.R.S. Employer
              incorporation or organization)          Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000

Item 9. Regulation FD Disclosure.

Today, Dollar Tree Stores, Inc. announced in a press release that it has completed its acquisition of Greenbacks, Inc., a Salt Lake City-based $1.00 store operator. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item is being furnished to the Securities and Exchange Commission pursuant to the Commission's Regulation FD. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7:  Financial Statements and Exhibits.

         (c)    Exhibits

Exhibit #       Description

99.1            Dollar Tree Stores, Inc.'s press release issued June 30, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE:  June 30, 2003

                                    DOLLAR TREE STORES, INC.


                                    By: /s/ Frederick C. Coble
                                            --------------------------------
                                            Frederick C. Coble
                                            Chief Financial Officer